UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 6, 2017

MILESTONE SCIENTIFIC INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-14053	13-3545623
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

220 South Orange Avenue, Livingston Corporate Park, Livingston, New Jersey 07034

(Address of principal executive office) (Zip Code)

Registrant's telephone number, including area code (973) 535-2717

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01. Entry into Material Definitive Agreement.

On June 6, 2017, Milestone Scientific Inc. (the “Company”) entered into an agreement (the “Agreement”) in connection with the sale of its forty (40%) percent interest (the “Shares”) in Milestone China LTD (“Milestone China”) to an unaffiliated United States domiciled purchaser (the “Purchaser”). The purchase price for the Shares is $1.4 million (the “Purchase Price”), with $125,000 payable at closing and a non-interest bearing $1,275,000 promissory note (the “Note”) payable in quarterly installments of $125,000 until paid in full. The payment obligation of the Purchaser is secured by the Shares. The Note precludes the Purchaser from selling all or substantially all of its assets.

In connection with the sale of the Shares, the Purchaser has granted the Company a ten (10) year option to repurchase the Shares for a price (i) during the initial two years equal to the Purchase Price, and (ii) thereafter at fair market value (the “Option”).

The sale of the Shares allows the Company to continue to expand in the China market by supplying Milestone China with the Company’s STA Single Tooth Anesthesia System® and related hand pieces while eliminating the burden on the Company's management of an expanded role in the financial and business affairs of Milestone China. The Company believes that the sale will provide Milestone China with a new partner that may accelerate its penetration of the China market.

The transaction will be accounted for as a secured financing. A Note Receivable will be presented on the Balance Sheet, along with a Deferred Gain on Disposition of Investment ($1,400,000). The carrying value of the forty (40%) percent investment at the transaction date was zero.

The foregoing descriptions of the Agreement, the Note and the Option do not purport to be complete and are qualified in their entirety by reference to the full text of the Agreement, the Note and the Option, respectively filed as Exhibits 10.1, 10.2 and 10.3 to this Current Report on Form 8-K.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Final form of the Memorandum of Agreement, dated June 6, 2017, between Solee Science & Technology U.S.A. Ltd. and Milestone Scientific Inc.
10.2	Final form of the Promissory Note, dated June 6, 2017, in the principal amount of $1,275,000 made by Solee Science & Technology U.S.A. Ltd. to Milestone Scientific Ltd.
10.3	Final form of the Stock Option Agreement, dated June 6, 2017, Solee Science & Technology U.S.A. Ltd. and Milestone Scientific Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 6, 2017

MILESTONE SCIENTIFIC INC.

By:	/s/ Joseph D’Agostino
Joseph D’Agostino
Chief Financial Officer

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